FEDERATED ADJUSTABLE RATE SECURITIES FUND
Institutional Shares
Institutional Service Shares


SUPPLEMENT TO CURRENT STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED OCTOBER 31, 2006.

   The section entitled "REGULATORY COMPLIANCE" appearing on page 9 of the SAI was inadvertently included in the SAI. Please delete it in its entirety.
   That section relates to funds that are "money market" mutual funds.
   Federated Adjustable Rate Securities Fund (the "Fund") is not (and has never) operated as, and has never held itself out to be, a money market mutual fund. Thus, that section should not have appeared in the Fund's SAI and the matters discussed in that section relating to money market funds have no applicability to the Fund.








                                                            June 27, 2007



   Federated Securities Corp., Distributor

   Cusip 314082207
   Cusip 314082108



   (37074) 7/07






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